SEMI
ANNUAL

[GRAPHIC OMITTED]


                                                     FEBRUARY 28, 2002





Report


TEMPLETON EMERGING
MARKETS INCOME FUND, INC.


[FRANKLIN TEMPLETON INVESTMENTS LOGO OMITTED]

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: TEMPLETON EMERGING MARKETS INCOME FUND SEEKS HIGH, CURRENT INCOME, WITH A SECONDARY GOAL OF CAPITAL APPRECIATION, BY INVESTING PRIMARILY IN A PORTFOLIO OF HIGH YIELDING DEBT OBLIGATIONS OF SOVEREIGN OR SOVEREIGN-RELATED ENTITIES AND PRIVATE SECTOR COMPANIES IN EMERGING MARKET COUNTRIES.
--------------------------------------------------------------------------------


We are pleased to bring you Templeton Emerging Markets Income Fund's semiannual report for the period ended February 28, 2002. During the six months under review, emerging markets generally benefited from reduced investor risk aversion and increased optimism regarding a potential global economic recovery. Although major U.S. equity markets performed poorly for the period as a whole, equity prices recovered significantly from their September lows. The Standard & Poor's 500 Index (S&P 500), Nasdaq Composite Index and Dow Jones Industrial Average posted -1.77%, -3.28% and 2.52%, respectively, during the reporting period.(1) In addition, several emerging market countries






1. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The unmanaged Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies. The unmanaged Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 10.


CONTENTS



Shareholder Letter ...........     1

Performance Summary ..........     7

Important Notice
to Shareholders ..............     8

Financial Highlights &
Statement of Investments .....     9

Financial Statements .........    13

Notes to
Financial Statements .........    16



[GRAPHIC OMITTED]


           FUND CATEGORY

Global

Growth

Growth
& Income

  Income  Tax-Free Income

[GRAPHIC OMITTED]

GEOGRAPHIC DISTRIBUTION
BASED ON TOTAL NET ASSETS
2/28/02


LATIN AMERICA/
CARIBBEAN 53.9%

EUROPE 27.0%

ASIA 14.3%

SHORT-TERM
INVESTMENTS &
OTHER NET ASSETS 4.8%

began to undertake ambitious reforms and adjusted relatively well to the worldwide economic slowdown.

The U.S. Federal Reserve Board (the Fed) continued to lower the federal funds target rate, halving it from 3.50% at the beginning of the period to 1.75% at period-end. Emerging market bonds generally gained from lower global interest rates as well as increased capital flows to emerging market countries. Toward the end of fourth quarter 2001 and into early 2002, several emerging market issuers raised significant capital in international markets, easing liquidity concerns and positively impacting their ability to pay off their loan balances. As a result, the interest rate spread for the J.P. Morgan Emerging Markets Bond Index Global (EMBIG) relative to U.S. Treasuries fell from 8.3% to 6.2%, reflecting a decline in the risk premium for the emerging market bond asset class.(2)

Regionally, Europe performed best, driven by Russia's improving political and economic fundamentals and Turkey's sharp recovery from the financial crisis that began in July 2001. Although Middle East political tension negatively impacted Africa, the region delivered a solid return during the period. Asia also performed well. Latin America was the worst performing region, primarily due to Argentina's political and financial collapse. Negative developments in Venezuela and Colombia toward period-end also hindered the region's performance.

Several country-specific events during the period impacted emerging market bond performance. Adverse conditions in Argentina increased pressure on Argentine asset prices. However, the degree of contagion to other countries' assets was

2. Source: J.P. Morgan Securities Inc. The unmanaged J.P. Morgan EMBIG tracks and measures the total returns for U.S. dollar-denominated debt instruments of sovereign and quasi-sovereign entities in 27 emerging markets. It includes reinvested interest. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Treasuries, if held to maturity, offer a fixed rate of return and fixed principal value; their interest payments and principal are guaranteed.

far less than expected. During the six months under review, Argentina's severe and prolonged recession finally took its toll and led to social unrest and the collapse of the de la Rua government. Near period-end, the government floated the peso and began efforts to shore up the country's severely weakened banking system. On the other hand, Brazil and Mexico benefited from improved financing prospects and continued fiscal restraint. Brazil received larger-than-expected capital inflows in fourth quarter 2001. Also, the market's greater familiarity with the country's presidential candidates helped to lower the perception of political risk and contributed to solid bond performance later in the period. Although the U.S. economic slowdown negatively impacted Mexico's economy, the country's relatively strong financial position led to greater investor confidence. Toward period-end, independent credit rating agencies Standard & Poor's and Moody's raised Mexico's credit ratings to BBB- and Baa2, which are considered investment grade.(3)

Favorable economic growth and reform efforts in Russia and Bulgaria positively impacted bond prices. In Russia, strong economic growth, improved political stability and the passage of reform measures enhanced the country's medium- to long-term credit outlook. Also, Standard & Poor's and Moody's upgraded Russia's long-term foreign currency credit ratings to B+ and Ba3.(3) Bulgaria's economy also continued to grow at a healthy pace during the period, resulting in upgraded credit ratings of BB- and B1.(3) Turkish bonds rallied in fourth quarter 2001 as the likelihood increased for significant additional financial aid from the International Monetary Fund (IMF) due to positive progress on reform and the country's geopolitical importance to the U.S. Turkey received a sizable credit facility from the IMF in

3. Sources: Standard & Poor's, RATINGSDIRECT, 2/6/02; Moody's Investors Service, 2/6/02.

TOP 10 COUNTRIES
2/28/02

                      % OF TOTAL
                      NET ASSETS
--------------------------------
Brazil                     23.9%

Russia                     21.1%

Mexico                     16.5%

Turkey                      6.8%

Philippines                 5.4%

Venezuela                   4.2%

Colombia                    3.7%

Netherlands                 3.2%

Bulgaria                    2.8%

Panama                      2.3%



first quarter 2002, dramatically easing refinancing pressures in the year ahead and improving its liquidity profile.

While Argentina's financial crisis continued to impact overall asset class performance during the period, investors effectively differentiated among emerging market countries. Thus, most other countries in the J.P. Morgan EMBIG fared better as their fundamentals improved. Argentina, the worst performer during the period, posted -56.0% total return. Other major EMBIG components such as Russia, Brazil and Mexico performed well, returning 30.2%, 15.8% and 9.0%, respectively. Countries with higher inherent risk, such as Ukraine, Ecuador and Turkey, enjoyed substantial rallies and delivered total returns of 29.1%, 27.4% and 23.4%, respectively. Aside from Argentina, other poor performers included Uruguay, Lebanon and Venezuela.(2)

Within this environment, Templeton Emerging Markets Income Fund reported a 13.34% six-month cumulative total return based on market price and a 13.07% return based on net asset value, as shown in the Performance Summary on page 7. By comparison, the benchmark J.P. Morgan EMBIG posted a 1.5% cumulative total return during the same period.(2) We attribute our relative outperformance primarily to our absence of Argentine exposure. Our top three holdings in Russia, Brazil and Mexico also enhanced the Fund's performance.

We maintained our strategy of investing primarily in sovereign dollar-denominated eurobonds, which generally offer attractive income returns and better market liquidity than other instruments. At the close of the period, sovereign dollar-denominated eurobonds and Brady bonds represented 83.5% and 2.8% of the Fund's total net assets. We kept all of the Fund's investments in dollar-denominated securities in an effort to reduce potential foreign-exchange losses. Corporate credit exposure as of February 28, 2002, was 8.8% of total net assets.

The majority of the Fund's total net assets remained invested in Latin America/Caribbean, although we reduced the region's weighting to 53.9% at period-end from 61.0% as of August 31, 2001. We eliminated the remainder of the Fund's exposure to Argentina, which had been significantly lower than the benchmark index weighting for some time. We believed the risks of Argentine securities still outweighed the rewards given the nation's high degree of political and economic instability. We also lowered the Fund's Venezuela holdings due to increasing political tension and mounting financial pressures arising from falling oil prices. The Fund's allocation to Eastern Europe increased significantly during the period, from 20.7% of total net assets at the beginning of the period to 27.0% at its close. We sought to take advantage of Russia's improving economic and political fundamentals by materially increasing the Fund's Russian holdings from 10.6% to 21.1% of total net assets during the reporting period. We also increased the Fund's allocation to Asia from 13.4% to 14.3% of total net assets. In Asia, we added primarily to the Philippines because we believed that the country should benefit from greater political stability, an improved export environment and lower refinancing risk with greater access to capital markets.

Looking ahead, we remain optimistic about the long-term prospects for a global economic rebound, and to the extent there may be a rebound, we believe that developing economies could benefit. A global recovery may deepen demand by destination export markets for many emerging market countries. However, we remain cautious regarding certain country-specific events in the short term. We believe prudent credit selection is warranted in the coming months. We plan on maintaining our strategy of focusing on countries that we believe have strong economic growth prospects, improving financial conditions and disciplined policy management. In general, we believe underlying fundamentals improved significantly, making the asset class markedly healthier than it was six months ago. Consequently, we hold a positive outlook for emerging market bonds and will continue to seek what we consider attractive investment opportunities.

It is important to note that investing in foreign securities involves special risks, such as adverse economic, social and political developments in the countries where the Fund invests, as well as market and currency volatility. Emerging markets involve heightened risks related to the same factors, in addition to risks associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility that can arise from such factors as high levels of inflation, deflation or currency devaluation. In fact, short-term volatility in these markets, and declines exceeding 50%, are not uncommon.

We appreciate your support, welcome your comments and suggestions and look forward to serving your investment needs in the years to come.



Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.



This discussion reflects our views, opinions and portfolio holdings as of February 28, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

PERFORMANCE SUMMARY AS OF 2/28/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF THE FUND'S OPERATING EXPENSES. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS ACCORDING TO THE TERMS SPECIFIED IN THE FUND'S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN AND DO NOT REFLECT ANY SALES CHARGES PAID AT INCEPTION OR BROKERAGE COMMISSIONS PAID ON SECONDARY MARKET PURCHASES. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE SALE OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

                                    CHANGE            2/28/02     8/31/01
--------------------------------------------------------------------------
Net Asset Value (NAV)                +$0.78           $12.26      $11.48
Market Price (NYSE)                  +$0.77           $11.70      $10.93

DISTRIBUTIONS (9/1/01-2/28/02)
Dividend Income                      $0.6395



PERFORMANCE

                                                                 INCEPTION
                                6-MONTH     1-YEAR    5-YEAR     (9/23/93)
---------------------------------------------------------------------------
Cumulative Total Return(1)
  Based on change in
  net asset value                13.07%      16.22%    55.22%     116.30%
  Based on change in
  market price                   13.34%      23.89%    59.46%      92.93%
Average Annual Total Return(1)
  Based on change in
  net asset value                13.07%      16.22%     9.19%       9.58%
  Based on change in
  market price                   13.34%      23.89%     9.78%       8.10%


For updated performance figures, please call Franklin Templeton Investments at 1-800/342-5236.





1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

Ongoing market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social and political climates of countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Also, as a non-diversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. You may have a gain or loss when you sell your shares.


Past performance does not guarantee future results.

IMPORTANT NOTICE TO SHAREHOLDERS

NAMES RULE. The U.S. Securities and Exchange Commission adopted new Rule 35d-1 under the Investment Company Act of 1940, as amended (the "Names Rule"), requiring a fund with a name suggesting a focus in a particular type of investment, in a particular industry, or in a particular geographic region, to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the type of investment, industry or geographic region suggested by its name.

Consistent with the Names Rule, in July 2001, the Fund's Board of Directors adopted a non-fundamental investment policy to invest, under normal circumstances, at least 80% of the Fund's net assets in income-producing securities of sovereign or sovereign-related entities and private sector companies in "emerging market countries," effective July 31, 2002. In accordance with the Names Rule, the Fund has also adopted a non-fundamental policy to provide shareholders with 60 days' advance notice of any change to the foregoing 80% investment policy. The Fund's fundamental investment policy to invest at least 65% of its total assets in high yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries remains the same.

SHARE REPURCHASE PROGRAM. The Board of Directors of the Fund previously authorized an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open market transactions, at the discretion of management. This authorization remains in effect.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

                                                        SIX MONTHS ENDED                  YEAR ENDED AUGUST 31,
                                                        FEBRUARY 28, 2002 -------------------------------------------------------
                                                          (UNAUDITED)     2001        2000        1999        1998        1997
                                                        -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(for a share outstanding throughout the period)
Net asset value, beginning of period ................       $11.48       $12.43      $11.36       $9.46      $14.33      $12.92
                                                        -------------------------------------------------------------------------
Income from investment operations:
 Net investment income ..............................          .56b        1.26        1.27        1.26        1.22        1.18
 Net realized and unrealized gains (losses) .........          .86b        (.93)       1.03        1.88       (4.85)       1.47
                                                        -------------------------------------------------------------------------
Total from investment operations ....................         1.42          .33        2.30        3.14       (3.63)       2.65
                                                        -------------------------------------------------------------------------
Capital share repurchases ...........................           --          .01         .01          --          --          --
                                                        -------------------------------------------------------------------------
Distributions from net investment income ............         (.64)       (1.29)      (1.24)      (1.24)      (1.24)      (1.24)
                                                        -------------------------------------------------------------------------
Net asset value, end of period ......................       $12.26       $11.48      $12.43      $11.36       $9.46      $14.33
                                                        =========================================================================
Market value, end of year(a) ........................     $11.7000     $10.9300    $10.6875     $9.9375     $8.1250    $13.4375
                                                        =========================================================================
Total return (based on market value per share)* .....       13.34%       15.53%      21.62%      37.66%     (33.52)%      22.11%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................     $576,202     $539,423    $587,397    $540,977    $450,329    $682,212
Ratios to average net assets:
 Expenses ...........................................        1.13%**      1.18%       1.19%       1.18%       1.18%       1.19%
 Net investment income ..............................        9.88%**(b)  10.77%      10.62%      11.30%       9.01%       8.62%
Portfolio turnover rate .............................       52.60%      138.63%      53.40%      38.29%     122.92%     266.79%


(b) The AICPA Audit and Accounting Guide of Investment Companies, was implemented as described in Note 1(g) resulting in the increase (decrease) to the following per share operating performance and ratio of net investment income to average net assets for the period ended February 28, 2002:

------------------------------------------------------------------------
Net investment income per share ...............................  $(.01)
Net realized and unrealized gains (losses) per share ..........    .01
Ratio of net investment income to average net assets ..........   (.06)%


*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended August 31, 1999.
(a) Based on the last sale on the New York Stock Exchange.



                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED)

                                                                                      PRINCIPAL
                                                                                       AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 95.2%
      BRAZIL 23.9%
      Globo Communicacoes Participacoes Ltd., 10.625%, 12/05/08 ...............     $  5,000,000   $  3,112,500
      Government of Brazil:
       10.125%, 5/15/27 .......................................................       28,580,000     22,513,895
       12.25%, 3/06/30 ........................................................       25,960,000     23,753,400
       11.00%, 8/17/40 ........................................................      108,250,000     88,494,375
                                                                                                   ------------
                                                                                                    137,874,170
                                                                                                   ------------
      BULGARIA 2.8%
      Republic of Bulgaria, Series A, FRN, 2.8125%, 7/28/24 ...................       17,900,000     15,956,060
                                                                                                   ------------
      COLOMBIA 3.7%
      Republic of Colombia:
       9.75%, 4/23/09 .........................................................       10,650,000     10,189,387
       Series NOV, 9.75%, 4/23/09 .............................................       10,300,000     10,686,250
       10.00%, 1/23/12 ........................................................          500,000        461,000
                                                                                                   ------------
                                                                                                     21,336,637
                                                                                                   ------------
      ECUADOR 2.3%
      Republic of Ecuador, Reg S, 12.00%, 11/15/12 ............................       17,000,000     13,260,000
                                                                                                   ------------
      INDONESIA 1.6%
      Banco Nacional Obra Serv, 9.625%, 11/15/03 ..............................        3,500,000      3,832,500
    * PT Astra International, wts., 12/31/03 ..................................        3,786,583        726,306
    + PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07 ...................       16,375,000      2,701,875
    + PT Inti Indorayon Utama, 9.125%, 10/15/00 ...............................        6,830,000        990,350
    + Tjiwi Kimia Int'l Finance Co. BV, 13.25%, 8/01/01 .......................        8,000,000        960,000
                                                                                                   ------------
                                                                                                      9,211,031
                                                                                                   ------------
      JAMAICA .9%
      Government of Jamaica, 11.75%, 5/15/11 ..................................        4,650,000      4,891,335
                                                                                                   ------------
      MALAYSIA .5%
      Government of Malaysia, 7.50%, 7/15/11 ..................................        2,563,000      2,703,578
                                                                                                   ------------
      MEXICO 16.5%
    + Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 .................        5,130,216      1,282,554
      United Mexican States:
       10.375%, 2/17/09 .......................................................        8,995,000     10,650,080
       11.375%, 9/15/16 .......................................................       64,340,000     83,352,470
                                                                                                   ------------
                                                                                                     95,285,104
                                                                                                   ------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)


                                                                                      PRINCIPAL
                                                                                       AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
      NETHERLANDS 3.2%
      Astra Overseas Finance BV 144A:
       FRN, 4.65969%, 6/30/05 .................................................     $  3,047,907   $  2,171,634
       zero cpn., 6/30/06 .....................................................        4,036,000      1,412,600
      Cellco Finance NV:
       12.75%, 8/01/05 ........................................................        3,900,000      3,580,200
       15.00%, 8/01/05 ........................................................       11,450,000     10,980,550
                                                                                                   ------------
                                                                                                     18,144,984
                                                                                                   ------------
      PANAMA 2.3%
      Republic of Panama, 10.75%, 5/15/20 .....................................       12,000,000     13,530,000
                                                                                                   ------------
      PHILIPPINES 5.4%
      Philippine Long Distance Telephone Co.:
       10.625%, 6/02/04 .......................................................        5,500,000      5,455,890
       9.25%, 6/30/06 .........................................................          620,000        577,381
       MTN, Series E, 9.25%, 6/30/06 ..........................................        5,080,000      4,730,801
      Republic of Philippines:
       9.875%, 3/16/10 ........................................................        7,933,000      8,374,813
       Reg S, 8.75%, 10/07/16 .................................................        5,450,000      5,067,137
       10.625%, 3/16/25 .......................................................        6,650,000      6,982,500
                                                                                                   ------------
                                                                                                     31,188,522
                                                                                                   ------------
      RUSSIA 21.1%
      Federation of Russia:
       Reg S, 10.00%, 6/26/07 .................................................       15,000,000     15,932,700
       Reg S, 11.00%, 7/24/18 .................................................       62,575,000     67,059,875
       12.75%, 6/24/28 ........................................................       32,556,000     38,712,828
                                                                                                   ------------
                                                                                                    121,705,403
                                                                                                   ------------
      TURKEY 6.8%
      Pera Financial Services, 144A, 9.375%, 10/15/02 .........................        8,950,000      8,885,453
      Republic of Turkey:
       12.375%, 6/15/09 .......................................................       14,200,000     14,906,450
       11.875%, 1/15/30 .......................................................       15,200,000     15,274,480
                                                                                                   ------------
                                                                                                     39,066,383
                                                                                                   ------------
      VENEZUELA 4.2%
      Republic of Venezuela:
       Reg S, 9.125%, 6/18/07 .................................................       10,050,000      7,642,151
       144A, 9.125%, 6/18/07 ..................................................        7,200,000      5,474,973
       9.25%, 9/15/27 .........................................................       16,909,000     11,252,939
                                                                                                   ------------
                                                                                                     24,370,063
                                                                                                   ------------
      TOTAL LONG TERM INVESTMENTS (COST $558,168,907) .........................                     548,523,270
                                                                                                   ------------

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 2002 (UNAUDITED) (CONT.)


                                                                                     SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
    a SHORT TERM INVESTMENTS (COST $22,319,589) 3.9%
      Franklin Institutional Fiduciary Trust Money Market Portfolio ............    22,319,589     $ 22,319,589
                                                                                                   ------------
      TOTAL INVESTMENTS (COST $580,488,496) 99.1% ..............................                    570,842,859
      OTHER ASSETS, LESS LIABILITIES .9% .......................................                      5,359,508
                                                                                                   ------------
      TOTAL NET ASSETS 100.0% ..................................................                   $576,202,367
                                                                                                   ============



    * Non-income producing.
    + Represents defaulted bonds.
  (a) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc., an affiliate of Franklin Resources Inc.



                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2002 (UNAUDITED)


Assets:
 Investments in securities, at value (cost $580,488,496) ................................................      $570,842,859
 Interest receivable ....................................................................................        13,311,748
                                                                                                               -------------
      Total assets ......................................................................................       584,154,607
                                                                                                               -------------
Liabilities:
 Payables:
  Investment securities purchased .......................................................................         7,175,841
  To affiliates .........................................................................................           647,205
 Accrued expenses .......................................................................................           129,194
                                                                                                               -------------
      Total liabilities .................................................................................         7,952,240
                                                                                                               -------------
Net assets, at value ....................................................................................      $576,202,367
                                                                                                               =============
Net assets consist of:
 Undistributed net investment income ....................................................................      $  6,530,565
 Net unrealized depreciation ............................................................................        (9,645,637)
 Accumulated net realized loss ..........................................................................       (79,457,695)
 Capital shares .........................................................................................       658,775,134
                                                                                                               -------------
Net assets, at value ....................................................................................      $576,202,367
                                                                                                               =============
Net asset value per share ($576,202,367 / 46,995,257 shares outstanding) .........................                   $12.26
                                                                                                               =============


                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)


Investment Income:
 Dividends ............................................................................       $    444,182
 Interest .............................................................................         28,989,631
                                                                                              ------------
      Total investment income .........................................................                       $  29,433,813
Expenses:
 Management fees (Note 3) .............................................................          2,210,460
 Administrative fees (Note 3) .........................................................            401,017
 Transfer agent fees ..................................................................            275,700
 Custodian fees .......................................................................             44,800
 Registration and filing fees .........................................................             31,625
 Professional fees ....................................................................             18,400
 Directors' fees and expenses .........................................................             30,250
 Other ................................................................................              2,400
                                                                                              ------------
      Total expenses ..................................................................                           3,014,652
                                                                                                              -------------
           Net investment income ......................................................                          26,419,161
                                                                                                              -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .........................................................................        (18,646,315)
  Foreign currency transactions .......................................................                331
                                                                                              ------------
      Net realized loss ...............................................................                         (18,645,984)
      Net unrealized appreciation on investments ......................................                          59,059,185
                                                                                                              -------------
Net realized and unrealized gain ......................................................                          40,413,201
                                                                                                              -------------
Net increase in net assets resulting from operations ..................................                       $  66,832,362
                                                                                                              -------------


                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
AND THE YEAR ENDED AUGUST 31, 2001


                                                                                             SIX MONTHS ENDED       YEAR ENDED
                                                                                             FEBRUARY 28, 2002    AUGUST 31, 2001
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..............................................................         $ 26,419,161       $ 59,274,681
  Net realized loss from investments and foreign currency transactions ...............          (18,645,984)       (13,682,374)
  Net unrealized appreciation (depreciation) on investments ..........................           59,059,185        (30,544,911)
                                                                                               --------------------------------
      Net increase in net assets resulting from operations ...........................           66,832,362         15,047,396

Distributions to shareholders from net investment income .............................          (30,053,467)       (60,470,032)
Capital share trasactions (Note 2) ...................................................                   --         (2,551,058)
                                                                                               --------------------------------
      Net increase (decrease) in net assets ..........................................           36,778,895        (47,973,694)
Net assets:
 Beginning of period .................................................................          539,423,472        587,397,166
                                                                                               --------------------------------
 End of period .......................................................................         $576,202,367       $539,423,472
                                                                                               ================================
Undistributed net investment income included in net assets:
 End of period .......................................................................         $  6,530,565       $ 11,780,112
                                                                                               ================================



                       See notes to financial statements.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks high current income, with a secondary goal of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)


E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to August 31, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $1,615,241 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended February 28, 2002, was to decrease net investment income by $682,872, decrease unrealized appreciation by $361,987, and decrease realized loss by $1,044,859. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. CAPITAL SHARES

The Board of Directors of the Fund previously authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, shares of the Fund's common stock in open market transactions, at the discretion of management. This authorization remains in effect.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


2. CAPITAL SHARES (CONT.)


At February 28, 2002, there were 100 million shares authorized ($0.01 par value). Share repurchase transactions were as follows:

                                                                                              PERIOD ENDED        YEAR ENDED
                                                                                            FEBRUARY 28, 2002   AUGUST 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
Shares repurchased ......................................................................           --               261,700
Amount of repurchased ...................................................................           --            $2,551,058
Weighted average discount of market price to net assets value of shares repurchased .....           --                   17%

Through February 28, 2002, the Fund had repurchased a total of 610,500 shares.


3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Franklin Advisers, Inc. (Advisers) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to Advisers of 0.85% per year of the Fund's average daily net assets. Management fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets.

4. INCOME TAXES

At February 28, 2002, the cost of investments and net unrealized depreciation for income tax purposes were as follows:

                   Cost of investments ......................   $ 582,766,385
                                                                --------------
                   Unrealized appreciation ..................      35,153,952
                   Unrealized depreciation ..................     (47,077,478)
                                                                --------------
                   Net unrealized depreciation ..............   $ (11,923,526)
                                                                ==============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, losses realized subsequent to October 31 on the sale of securities, and foreign currency gains/losses on the sale of debt instruments.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES (CONT.)

At August 31, 2001, the Fund had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                   Capital loss carryovers expiring in:
                    2007 ........................................   $ 1,960,611
                    2008 ........................................    20,490,368
                    2009 ........................................    17,957,029
                                                                    -----------
                                                                    $40,408,008
                                                                    ===========


At August 31, 2001, the Fund had deferred capital losses occurring subsequent to October 31, 2000 of $16,465,884. For tax purposes, such losses will be reflected in the year ending August 31, 2002.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended February 28, 2002 aggregated $265,180,928 and $270,252,163, respectively.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, March 4, 2002

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Blvd., Ft. Lauderdale, Florida, on March 4, 2002. The purpose of the meeting was to elect five Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, Edith E. Holiday and Constantine D. Tseretopoulos.* No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

The election of five (5) Directors:

                                                           % OF          % OF                         % OF         % OF
                                                        OUTSTANDING      VOTED                     OUTSTANDING     VOTED
TERM EXPIRING 2005:                          FOR          SHARES         SHARES       WITHHELD        SHARES       SHARES
--------------------------------------------------------------------------------------------------------------------------
Harris J. Ashton ..................    41,968,258          89.30%        98.58%       602,824         1.28%        1.42%
Nicholas F. Brady .................    41,997,599          89.37%        98.65%       573,483         1.22%        1.35%
S. Joseph Fortunato ...............    41,939,647          89.24%        98.52%       631,435         1.34%        1.48%
Edith E. Holiday ..................    41,952,082          89.27%        98.55%       619,000         1.32%        1.45%
Constantine D. Tseretopoulos ......    41,619,988          88.56%        97.77%       951,094         2.02%        2.23%


* HARMON E. BURNS, FRANK J. CROTHERS, ANDREW H. HINES, JR., CHARLES B. JOHNSON, BETTY P. KRAHMER, GORDON S. MACKLIN AND FRED R. MILLSAPS ARE DIRECTORS OF THE FUND WHO ARE CURRENTLY SERVING AND WHOSE TERMS OF OFFICE CONTINUED AFTER THE ANNUAL MEETING OF SHAREHOLDERS.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Dividend Reinvestment and Cash Purchase Plan


The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Company" and sent to Mellon Investor Services LLC, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Emerging Markets Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service charge of $5.00 and less trading fees.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

TEMPLETON EMERGING MARKETS INCOME FUND, INC.


TRANSFER AGENT

Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com






SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with Investor SERVICEDIRECT(SM). For information go to Mellon Investor Services' web site at https://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. pacific time any business day at 1-800-DIAL BEN(REGISTRATION MARK) (1-800-342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

[FRANKLIN TEMPLETON INVESTMENTS LOGO OMITTED]

100 Fountain Parkway
P.O. Box 33030
St. Petersburg, FL 33733-8030


SEMIANNUAL REPORT
TEMPLETON EMERGING MARKETS INCOME FUND, INC.

TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Overpeck Centre
Ridgefield Park, NJ 07660
1-800/416-5585
www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.
                            Printed on recycled paper





TLTEI S2002 04/02